FUND SUB-ADVISER CHANGE:

WisdomTree Brazilian Real Strategy Fund
WisdomTree Emerging Markets Corporate Bond Fund


   Registrant incorporates by reference Form 497, dated and filed on August 9, 2017.
   (SEC Accession No. 0001193125-17-252856)